SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2003

WARWICK COMMUNITY BANCORP, INC. (Exact name of Registrant as specified in its Charter)

Delaware State or other jurisdiction of incorporation)	000-23293 (Commission File No.)	06-1497903 (IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York 10990-0591 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (845) 986-2206

N/A (Former name or former address, if changed since last Report)
NEXT PAGE

Item 12. Results of Operations and Financial Condition

              On November 3, 2003, the Registrant issued its earnings release for the quarterly period ended September 30, 2003. The earnings release, attached to this report as Exhibit 99.1, is incorporated herein by reference.

NEXT PAGE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.

Date: November 5, 2003	By: /s/ Fred G. Kowal
Fred G. Kowal
Chairman and Chief Executive Officer
NEXT PAGE

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 3, 2003